CyDex Acquisition Conference Call January 26, 2011 Exhibit 99.1

• The following presentation contains forward-looking statements regarding Ligand’s prospects, plans and strategies, drug development programs and collaborations. Forward-
looking statements include financial projections, expectations regarding research and development programs, and other statements including words such as “will,“ “should,”
“could,” “plan,” etc. Actual events or results may differ from Ligand’s expectations. For example, expense reductions and drug development programs may not be realized. In addition there can be no assurance that Ligand will achieve its guidance in 2011 or beyond.
• The forward-looking statements made in the presentation are subject to several risk factors, including, but not limited to, Ligand’s reliance on collaborative partners for milestone and royalty payments, regulatory hurdles facing Ligand’s product candidates, uncertainty regarding Ligand’s product development costs, the possibility that Ligand’s drug candidates might not be proved to be safe and efficacious, the commercial performance of
Ligand’s approved products, decreased demand for Captisol material and a possible failure to successfully combine the businesses of CyDex with Ligand’s business. Additional risks may apply to forward-looking statements made in this presentation.
• The risk factors facing Ligand are explained in greater detail in Ligand’s filings with the
SEC, including the most recently filed annual reports on Form 10-K and quarterly reports on Form 10-Q, as well as other public filings.
• While forward-looking statements reflect our good faith beliefs (or those of the indicated
third parties), they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Safe Harbor Statement

3 Agenda • Acquisition Highlights and Value Drivers • Continued Transformation of Ligand • CyDex – Technology Platform and Select Key Assets • Financial Outlook and Upcoming Events

4 Acquisition Highlights and Value Drivers

CyDex Corporate Overview
CyDex Quick Facts
– Private company founded in 1993 and located near Kansas City
– A successful, cash-flow positive business based on the Captisol
®
technology
– 5 FDA-approved compounds utilizing Captisol technology
– To operate under Ligand as a wholly-owned subsidiary with 9 employees
Business Model
– Utilize Captisol to improve the efficacy, stability, solubility and patent life of new and existing drugs
– Pursue partnerships with traditional licensing terms and product sales revenue
Core Assets
– Proprietary Captisol technology platform and extensive Drug Master File
– >25 partnerships with the potential for future milestones and royalties
– Significant existing revenue generated from Captisol
– Internal pipeline of Captisol-enabled drugs for future licensing
2010 Key Financials
– $16.3 million in revenue
– $7.6 million in EBITDA

Top Three Reasons for the Acquisition
1. Immediately accelerates the projected financial growth of Ligand
• CyDex is a cash-flow positive business with revenues from royalties, material sales and licensing fees
• Ligand’s 2011 revenue with CyDex is projected to more than double versus Ligand’s stand-
alone revenue, not including any new licensing revenue (i.e. SARM) or accelerated growth in Promacta
®
royalties
2. A transformational portfolio acquisition that significantly expands
Ligand’s portfolio of fully funded programs
• The combined company has more than 60 programs (development stage and marketed drugs) up from 35 programs pre-acquisition
• The existing CyDex portfolio includes numerous high-quality license and royalty bearing agreements, including Onyx for carfilzomib and Prism for Nexterone
®
3. Provides proprietary and well-validated platform in the increasingly important drug reformulation segment of the pharma industry
• With increasing industry-wide clinical and regulatory challenges and the market erosion due to generics, we believe the need to protect and expand existing markets has never been greater

Other Potential Benefits of the Acquisition
•
Integration of a business model that is highly complementary with
Ligand’s business model
•
Possible cross development/reformulation of select internal drug development candidates (e.g., topical JAK 3)
•
Further leverage strong relationships with existing partners
•
Utilize NOLs*
(estimated to be over $500 million) and accelerate
unlocking value of our tax assets
*Subject to limitations per tax rules

•
Guaranteed payments
– $31.2 million upfront acquisition payment
– $4.3 million cash payment January 2012
– $800,000 at close for an adjustment for working capital
•
Contingent payments
– $5.5 million of total milestones payable on Onyx carfilzomib NDA filing and approval
– Other payments to CyDex based on sharing of non-royalty revenue from a clopidogrel license transaction
– 20% of annual CyDex revenue between $15 million and $35 million through 2016
– 30% of annual CyDex revenue >$35 million through 2016
•
Acquisition Financing
– $20 million borrowed on a secured loan from Oxford Financial Corporation
Primary Acquisition Terms

9 Continued Transformation of Ligand

Approved
12%
Preclinical
20%
Phase III
5%
Phase II
49%
Phase I
14%

LIGAND

Pre-Merger: 35 Programs                        Post-Merger: Over 60 Programs
• Through 5 acquisitions in past two years, Ligand has amassed a rich trove of partnerships and assets
• Post-merger corporate portfolio is comprised of 7 marketed drugs and more than 50 fully funded partnered collaborations
Expanding “Shots on Goal” Portfolio
Approved
13%
Preclinical
9%
Phase I
34%
Phase II
36%
Phase III
8%

11 CyDex – Technology Platform and Select Key Assets

•
Captisol is a chemically modified cyclodextrin used to improve solubility, stability and bioavailability of active pharmaceutical ingredients (API)
•
Mainly used to formulate IV drugs, but can also be used for oral, ocular and topical formulations
•
Multiple Captisol-enabled products in clinical development and on the market
•
Extensive drug master file (DMF), patents and know-how built by CyDex over past 20 years provide important barriers to entry
•
Exclusively manufactured for CyDex by Hovione
What is Captisol
®
?

•
CyDex enters Use Agreements with partners to enable
pre-clinical/Phase I POC studies with a Captisol-enabled
drug
–
Generates revenue from contract fees and sale of Captisol
–
CyDex currently has more than 20 of these agreements with partners
–
If successful, partners advance to license and supply agreements for
Phase II and beyond
•
CyDex signs standard license and supply agreements
for Phase II development and beyond
–
CyDex currently has more than 10 such agreements with partners
–
Deals generally provide for a combination of upfront fees, milestones and commercial-based revenue
The CyDex Captisol
®
Licensing Model

Pfizer

Bristol-Myers Squibb

PRISM PHARMACEUTICALS

LIGAND

FDA-Approved Captisol
®
Marketed Drugs
U.S., Europe Pfizer Schizophrenia Geodon
®
IV
U.S., Europe Pfizer Canine
Motion Sickness
Cerenia
®
U.S., Europe, Japan Pfizer Antifungal VFEND
®
IV
Drug Indication Partner Approved Markets
Abilify
®
IM Bipolar Disorder Bristol-Myers Squibb U.S, Europe
Nexterone
®
Ventricular Fibrillation Prism U.S.
• Successful regulatory track record of five Captisol enabled drugs being approved and four currently paying royalties

The CyDex-Onyx Collaboration
• CyDex Relationship: Captisol-enabled IV formulation of carfilzomib for refractory multiple myeloma
– Onyx planning to file NDA in 2011 based on Phase IIb data
– Two large ongoing Phase III studies expected to be completed in 2012
• Product: Carfilzomib
– Proteozome inhibitor acquired in the acquisition of Proteolix in 2009 for $276 million and
$575 million in earn-outs
– Ono Pharmaceuticals licensed Japan-only rights from Onyx (September 2010) for $59 million upfront and $300 million in milestones
• Recent Phase II Data:
– Overall response rate reported to be 24.1% with no worsening of neuropathy
– Strong potential for improvement over Velcade
• Commercial Outlook:
– CyDex receives milestones, royalties, and revenue from Captisol material sales
– Third-party analysts project peak annual sales of carfilzomib as high as $500 million
®

•
Prism Collaboration
– CyDex developed and licensed to Prism a Captisol-enabled IV formulation of amiodarone (Nexterone) for atrial fibrillation
• Prism has recently received FDA approval for Nexterone
– New Captisol formulation allows for more convenient premixed preparation that eliminates time and errors associated with pharmacy mixing
– CyDex receives milestones, royalties, and revenue from Captisol material sales
•
Undisclosed Large Pharma Captisol-Supply Collaborations
– CyDex currently has multiple collaborations with undisclosed large pharmaceutical companies to supply Captisol for their development programs
– These collaborations have Captisol-enabled drugs in clinical development and
CyDex anticipates selling Captisol to these partners in the coming years for clinical and commercial use
Other Key CyDex Collaborations

Summary of CyDex Internal Pipeline
Program Reformulation Indication/Stage Potential Product Advantages
Clopidogrel IV – Plavix
®
Atherothrombosis
Pivotal study pending
• Reach peak blood levels in as
little as 15 minutes (vs. 2 – 4 hours
for the current formulation)
Melphalan IV – Alkeran
®
Multiple Myeloma
Phase IIa
• Longer use time after
reconstitution
• Administration flexibility
• No propylene glycol solvent
Topiramate IV – Topomax
®
Epilepsy
Phase I
• Faster onset of drug
• Administration to a wider
audience
Budesonide/
Azelastine
Nasal –
Rhinocort Aqua
®
/
Astelin
®
Allergic Rhinitis
Phase II
• Unique solution formulation
• Potential for less overall steroid
exposure
• Phase II-type studies have shown
improvement in onset and symptom
relief
• Internal pipeline adds further opportunities for new licensing agreements

18 Financial Outlook and Upcoming Events

Ligand Preliminary and Unaudited Information
•
2010 revenues total approximately $23 million
•
Cash highlights: ~$30 million
–
$24 million – 2010 year-end cash
–
$1.5 million – January cash proceeds from recent deals
–
$4.5 million – Expected tax refund (January 2011)
•
Q4 2010 share repurchases total ~$100,000 at average price of $8.53

2011 Revenue Outlook
• Total 2011 revenue currently projected to be
$22 - $24 million
– $9 - $10 million from original Ligand business
– $13 - $14 million from CyDex (partial year
accounting)
• Ligand (pre-CyDex) revenue currently expected to
consist of:
– Three royalty streams (Promacta, Avinza,
Conbriza)
– Revenue for license/deal fees
– With the termination of the Roche contract in
December 2010, Ligand will not be eligible to
receive $4 - $5 million in milestones that were
projected earlier
• Potential for additional sources of revenue and cash
in 2011 above these projections based on new
license agreements (i.e. SARM)
2011 Revenue Breakdown*
License And Other
Royalties
Material Sales
*Excludes revenue from new deals, if any
~15%
~35%
~50%

2011 Expense Outlook
•
Operating expenses currently expected to be $16 million to
$18 million
•
Average cost of goods as a percentage of material sales projected to be approximately 35%
•
CyDex non-cash amortization expense estimates to be determined in the near-term

Upcoming Portfolio Events
2011 Potential Near-Term Catalysts
•
Conbriza royalties commence Q1
•
Promacta Japan ITP launch Q1
• Nexterone launch Q1
•
Clopidogrel license deal Q1
• SARM Phase I data Q2
•
Promacta HepC Phase III data 2H
•
IL-9 Phase II data 2H
•
Promacta Phase II oncology data 2H
•
Dinaciclib Phase II data 2H
•
Carfilzomib NDA filing 2H
•
New CyDex Captisol license(s) 2H
• p38 trial initiation 2011
• Aprela NDA Filing 2011
Approved
13%
Preclinical
9%
Phase I
34%
Phase II
36%
Phase III
8%

Event Location Date
•
Year-End Earnings Call Webcast February -TBD
•
BIO CEO Investor Conference New York February 15
•
Citi 2011 Global Health Care  Conference New York March 2
•
BIT's 3rd Annual World Congress of BIO-SOFT Beijing, China March 23
•
Analyst Day New York Q2
Upcoming Investor Events